                                                                    EXHIBIT 99.1

[INFORMATICA LOGO]

Contacts:   Samantha Moore                Stephanie Moser
            Public Relations              Investor Relations
            650-385-5259                  650-385-5261
            mobile/650-996-3251           mobile/415-699-4150
            smoore@informatica.com        smoser@informatica.com

           INFORMATICA REPORTS FOURTH QUARTER REVENUE OF $56.7 MILLION

                         Focus on infrastructure drives
                     fourth quarter license revenue growth

REDWOOD CITY, Calif., January 22, 2004 - Informatica Corporation (NASDAQ: INFA), a leading provider of data integration and business intelligence software, today announced financial results for the fourth quarter ended December 31, 2003.

Revenues for the fourth quarter of 2003 were $56.7 million, up significantly from the $50.1 million recorded in the fourth quarter of 2002. Net income for the fourth quarter, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $4.0 million or $0.04 per diluted share, compared with net income of $1.5 million or $0.02 per diluted share in the fourth quarter of 2002. Pro forma net income for the fourth quarter of 2003 was $5.4 million or $0.06 per diluted share, up from $1.8 million or $0.02 per diluted share in the fourth quarter of 2002. Pro forma operating results discussed in this press release exclude charges related to the amortization of acquired technology, intangible assets and stock-based compensation, purchased in-process research and development and restructuring charges. A reconciliation of pro forma operating results and GAAP results is included in the financial statements attached below.

For the year ended December 31, 2003, revenues were $206.4 million, an increase from the $195.4 million recorded in 2002. GAAP net income in 2003 was $8.2 million or $0.10 per diluted share, as compared to a net loss of $15.6 million or $0.20 per share in

2002. Pro forma net income for 2003 was $14.7 million or $0.17 per diluted share, an increase from $2.8 million or $0.03 per diluted share in 2002.

"This was an eventful year for Informatica, as we re-aligned the company to grow with a sharp focus on infrastructure solutions, offering the premiere data integration platform," said Gaurav Dhillon, president and CEO of Informatica. "Several key achievements in the fourth quarter demonstrated our commitment and progress towards this vision. We launched a significant release of our flagship PowerCenter platform, one that differentiates us from all other data integration vendors and will help us maintain our considerable market-share lead. And consistent with our strategy of expanding the Informatica footprint with our marquee customers, we signed the highest-ever number of repeat deals in our history. Finally, we completed the integration of Striva, which is a significant and valuable addition to our product portfolio."

Significant milestones achieved in the fourth quarter of 2003 included:

- SIGNED REPEAT BUSINESS WITH 169 CUSTOMERS. Customers continued to derive value from their investment in Informatica solutions. Repeat customers included British Airways, Boeing, Cendant, Cisco Systems, CSFB, the Federal Bureau of Investigation, France Telecom, HP, Internal Revenue Service, Lockheed Martin, Pfizer, Sun Microsystems, U.S. Customs, and Waste Management.

- SIGNED 75 NEW CUSTOMERS. Informatica increased its customer base this quarter to 1,935 companies. New customers included Amerigroup, China Unicom, CSAA Inter-Insurance Bureau, Compass Bank, the L.A. Police Department, Ricoh Electronics, Sun Life of Canada, and the US Department of Homeland Security.

- LAUNCHED SIGNIFICANT RELEASE OF POWERCENTER. Informatica delivered a significant advance in enterprise data integration with the latest release of its PowerCenter data integration platform. PowerCenter 7 is the first data integration platform to provide adaptive capabilities in the face of today's increasing information complexity, pressure to maximally leverage current IT investments, increased demand for real-time decision making, and need for unified business views.

- EXPANDED RELATIONSHIP WITH IBM. The existing relationship with IBM has been expanded with the IBM Data Management group using Informatica on an OEM basis for DB2 migrations. IBM and Informatica have also created an "On-Demand Performance Management" solution that leverages PowerCenter, PowerAnalyzer, and IBM WebSphere Business Integration.

- COMPLETED INTEGRATION OF STRIVA, A PROVIDER OF MAINFRAME INTEGRATION SOLUTIONS. The acquisition of Striva was announced and completed in the third quarter of 2003 with the former Striva team now fully integrated with Informatica employees. Striva's technology extends Informatica's leadership in comprehensive enterprise data integration and business intelligence with its innovative mainframe technology for high-speed bulk data movement and patented solution for real-time change data capture in legacy and non-legacy environments.

- INFORMATICA DEVELOPER NETWORK HIT 10,000 MEMBERS IN OVER 80 COUNTRIES. Aimed at accelerating the creation of effective customer-developed and third-party add-on solutions, the two-year-old collaborative online community is unique in the industry. The Informatica Developer Network enables customers and their in-house developers to interact, share knowledge, and extend the business value of their Informatica integration and business intelligence implementations.

- ACKNOWLEDGED AS INDUSTRY'S LEADING DATA INTEGRATION VENDOR. IDC ranked Informatica the leading vendor in the global data integration market for the fourth year in a row. The October report, "Worldwide Data Integration Software Forecast and Analysis, 2002-2007," ranked Informatica as the leading vendor in the data integration space, as measured by revenue. IDC also selected Informatica as a founding member of IDC's Software Leadership Council. The council is a unique, collaborative forum bringing together the viewpoints of senior executives from more than 30 of the most accomplished software vendors in the world.

- VOTED THIRD-MOST INFLUENTIAL IT SOLUTIONS PROVIDER BY INTELLIGENT ENTERPRISE MAGAZINE. According to the magazine, Informatica was selected for the list based on its strengthened focus on data integration, particularly with the acquisition of Striva for mainframe data integration and its launch of the SuperGlue metadata management solution, "one of the most interesting software releases of the year."

- RECEIVED "READER'S CHOICE AWARD" FROM INTELLIGENT ENTERPRISE MAGAZINE. The readers of CMP Media's Intelligent Enterprise magazine voted for Informatica PowerCenter as their data integration software of choice. Named as part of the Intelligent Enterprise 2003 Reader's Choice Awards, Informatica PowerCenter received the most votes in the category of Data Movement and Transformation Tools.

To supplement the company's condensed consolidated financial statements presented on a GAAP basis, Informatica uses pro forma measures of net income and net income per share, which are adjusted to exclude certain charges and expenses discussed above and in the attached supplemental consolidated statements of operations which the company believes are appropriate to enhance an overall understanding of its historical financial performance. These adjustments to the company's current period GAAP results are made with the intent of providing both management and investors a more complete understanding of the company's underlying operational results and trends and our marketplace performance. Informatica believes that the inclusion of these pro forma financial measures provides consistency and comparability with its historical reports of financial results, as well as comparability to similar companies in the company's industry, many of which present the same pro forma financial measures to investors. In addition, these pro forma results are among the primary indicators management uses as a basis for its planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or net income per share prepared in accordance with generally accepted accounting principles in the United States.

Informatica will be discussing its fourth quarter 2003 results on a conference call today beginning at 2:00 p.m. PST. A live Webcast of the conference call will be available at http://www.informatica.com/investor. A replay of the call will also be available by dialing (888) 286-8010, reservation number 27729835.

ABOUT INFORMATICA

Informatica Corporation (NASDAQ: INFA) is a leading provider of data integration and business intelligence software. Using Informatica products, companies can leverage their existing information assets for enterprise insight that helps them improve business performance, increase customer profitability, streamline supply chain operations and proactively manage regulatory compliance. More than 1,800 companies worldwide rely on Informatica to meet their end-to-end needs for enterprise data integration and business intelligence. For more information, call 1.650.385.5000 (1.800.970.1179 in the U.S.), or visit the Informatica Web site at www.informatica.com.

                                       ###

Note: Informatica, PowerCenter, PowerAnalyzer and SuperGlue are the trademarks or registered trademarks of Informatica Corporation in the United States and in jurisdictions throughout the world. All other company and product names may be trade names or trademarks of their respective owners.

                             INFORMATICA CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                     THREE MONTHS ENDED                             THREE MONTHS ENDED
                                                      DECEMBER 31, 2003                             DECEMBER 31, 2002
                                             --------------------------------------        ------------------------------------
                                              GAAP       ADJUSTMENTS*      PRO FORMA        GAAP       ADJUSTMENTS*    PRO FORMA
                                              ----       ------------      ---------        ----       ------------    ---------
Revenues:
  License                                    $27,441        $    --         $27,441        $24,767        $  --         $24,767
  Service                                     29,229             --          29,229         25,356           --          25,356
                                             -------        -------         -------        -------        -----         -------
      Total revenues                          56,670                         56,670         50,123                       50,123

Cost of revenues:
  License                                        941             --             941          1,702           --           1,702
  Service                                     10,183             --          10,183          9,884           --           9,884
  Amortization of acquired technology            574           (574)             --            260         (260)             --
                                             -------        -------         -------        -------        -----         -------
      Total cost of revenues                  11,698           (574)         11,124         11,846         (260)         11,586
                                             -------        -------         -------        -------        -----         -------

Gross profit                                  44,972            574          45,546         38,277          260          38,537

Operating expenses:
  Research and development                    12,512             --          12,512         10,747           --          10,747
  Sales and marketing                         24,286             --          24,286         21,909           --          21,909
  General and administrative                   4,855             --           4,855          5,191           --           5,191
  Amortization of intangible assets               80            (80)             --             25          (25)             --
  Amortization of stock-based
    compensation                                 752           (752)             --             31          (31)             --
                                             -------        -------         -------        -------        -----         -------
      Total operating expenses                42,485           (832)         41,653         37,903          (56)         37,847
                                             -------        -------         -------        -------        -----         -------
Income from operations                         2,487          1,406           3,893            374          316             690
Interest income and other, net                 1,784             --           1,784          1,708           --           1,708
                                             -------        -------         -------        -------        -----         -------
Income before income taxes                     4,271          1,406           5,677          2,082          316           2,398
Income tax provision                             254             --             254            596           --             596
                                             -------        -------         -------        -------        -----         -------
Net income                                   $ 4,017        $ 1,406         $ 5,423        $ 1,486        $ 316         $ 1,802
                                             =======        =======         =======        =======        =====         =======

Net income per share:
  Basic                                      $  0.05        $  0.01         $  0.06        $  0.02        $  --         $  0.02
                                             =======        =======         =======        =======        =====         =======
  Diluted                                    $  0.04        $  0.02         $  0.06        $  0.02        $  --         $  0.02
                                             =======        =======         =======        =======        =====         =======

Weighted shares used to compute net
  income per share:
  Basic                                       83,889                         83,889         80,720                       80,720
                                             =======                        =======        =======                      =======
  Diluted                                     89,594                         89,594         83,082                       83,082
                                             =======                        =======        =======                      =======

* THE FOLLOWING TABLE SUMMARIZES THE PRO FORMA ADJUSTMENTS FOR THE RESPECTIVE PERIODS PRESENTED:

                                                     THREE MONTHS ENDED
                                                        DECEMBER 31,
                                                        ------------
                                                      2003          2002
                                                      ----          ----
NET INCOME, GAAP:                                   $4,017        $1,486
    AMORTIZATION OF ACQUIRED TECHNOLOGY                574           260
    AMORTIZATION OF INTANGIBLE ASSETS                   80            25
    AMORTIZATION OF STOCK-BASED COMPENSATION           752            31
                                                    ------        ------
NET INCOME, PRO FORMA:                              $5,423        $1,802
                                                    ======        ======

                             INFORMATICA CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                     YEAR ENDED                                         YEAR ENDED
                                                 DECEMBER 31, 2003                                   DECEMBER 31, 2002
                                       ----------------------------------------        --------------------------------------------
                                         GAAP       ADJUSTMENTS*      PRO FORMA          GAAP          ADJUSTMENTS*       PRO FORMA
                                         ----       ------------      ---------          ----          ------------       ---------
Revenues:
  License                              $ 97,993        $    --         $ 97,993        $  99,943         $     --         $  99,943
  Service                               108,449             --          108,449           95,498               --            95,498
                                       --------        -------         --------        ---------         --------         ---------
      Total revenues                    206,442                         206,442          195,441                            195,441

Cost of revenues:
  License                                 3,139             --            3,139            6,185               --             6,185
  Service                                38,844             --           38,844           39,246               --            39,246
  Amortization of acquired
   technology                             1,031         (1,031)              --            1,040           (1,040)               --
                                       --------        -------         --------        ---------         --------         ---------
      Total cost of revenues             43,014         (1,031)          41,983           46,471           (1,040)           45,431
                                       --------        -------         --------        ---------         --------         ---------
Gross profit                            163,428          1,031          164,459          148,970            1,040           150,010

Operating expenses:
  Research and development               47,262             --           47,262           45,631               --            45,631
  Sales and marketing                    86,558             --           86,558           86,760               --            86,760
  General and administrative             20,836             --           20,836           20,284               --            20,284
  Amortization of intangible assets         147           (147)              --              100             (100)               --
  Amortization of stock-based
   compensation                             817           (817)              --              221             (221)               --
  Purchased in-process research
   and development                        4,524         (4,524)              --               --               --                --
  Restructuring charges                      --             --               --           17,030          (17,030)               --
                                       --------        -------         --------        ---------         --------         ---------
      Total operating expenses          160,144         (5,488)         154,656          170,026          (17,351)          152,675
                                       --------        -------         --------        ---------         --------         ---------
Income (loss) from operations             3,284          6,519            9,803          (21,056)          18,391            (2,665)
Interest income and other, net            7,059             --            7,059            6,363               --             6,363
                                       --------        -------         --------        ---------         --------         ---------
Income (loss) before income taxes        10,343          6,519           16,862          (14,693)          18,391             3,698
Income tax provision                      2,124             --            2,124              921               --               921
                                       --------        -------         --------        ---------         --------         ---------
Net income (loss)                      $  8,219        $ 6,519         $ 14,738        $ (15,614)        $ 18,391         $   2,777
                                       ========        =======         ========        =========         ========         =========

Net income (loss) per share:
  Basic                                $   0.10        $  0.08         $   0.18        $   (0.20)        $   0.23         $    0.03
                                       ========        =======         ========        =========         ========         =========
  Diluted                              $   0.10        $  0.07         $   0.17        $   (0.20)        $   0.23         $    0.03
                                       ========        =======         ========        =========         ========         =========

Weighted shares used to compute
 net income (loss) per share:
  Basic                                  82,049                          82,049           79,753                             79,753
                                       ========                        ========        =========                          =========
  Diluted                                85,200                          85,200           79,753                             79,753
                                       ========                        ========        =========                          =========

* THE FOLLOWING TABLE SUMMARIZES THE PRO FORMA ADJUSTMENTS FOR THE RESPECTIVE PERIODS PRESENTED:

                                                               YEAR ENDED
                                                               DECEMBER 31,
                                                               ------------
                                                           2003            2002
                                                           ----            ----
NET INCOME (LOSS), GAAP:                                 $ 8,219        $(15,614)
    AMORTIZATION OF ACQUIRED TECHNOLOGY                    1,031           1,040
    AMORTIZATION OF INTANGIBLE ASSETS                        147             100
    AMORTIZATION OF STOCK-BASED COMPENSATION                 817             221
    PURCHASED IN-PROCESS RESEARCH AND DEVELOPMENT          4,524              --
    RESTRUCTURING CHARGES                                     --          17,030
                                                         -------        --------
NET INCOME, PRO FORMA:                                   $14,738        $  2,777
                                                         =======        ========

                                  INFORMATICA CORPORATION

                           CONDENSED CONSOLIDATED BALANCE SHEETS
                                       (IN THOUSANDS)
                                        (UNAUDITED)

                                                   DECEMBER 31,   SEPTEMBER 30,    DECEMBER 31,
                                                      2003            2003            2002
                                                      ----            ----            ----
ASSETS

Current assets:
 Cash and cash equivalents                          $ 82,903        $ 80,714        $105,590
 Short-term investments                              140,890         137,575         130,285
 Accounts receivable, net                             34,375          27,093          29,982
 Prepaid expenses and other current assets             5,124           4,683           8,680
                                                    --------        --------        --------
  Total current assets                               263,292         250,065         274,537

Property and equipment, net                           38,734          40,862          47,370
Restricted cash                                       12,166          12,166          12,166
Goodwill and intangible assets, net                   87,511          87,694          30,791
Other assets                                           1,105             355             330
                                                    --------        --------        --------
  Total assets                                      $402,808        $391,142        $365,194
                                                    ========        ========        ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Accounts payable and other current
  liabilities                                       $ 45,828        $ 44,368        $ 41,383
 Deferred revenue                                     50,373          48,020          51,702
 Accrued restructuring charges                         4,624           4,857           4,812
 Accrued merger costs                                    543           1,431              --
                                                    --------        --------        --------
  Total current liabilities                          101,368          98,676          97,897

Accrued restructuring charges, less current
 portion                                              10,543          11,435          14,894
Accrued merger costs, less current portion               389             603              --

Stockholders' equity                                 290,508         280,428         252,403
                                                    --------        --------        --------
  Total liabilities and stockholders' equity        $402,808        $391,142        $365,194
                                                    ========        ========        ========

                             INFORMATICA CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                             THREE MONTHS ENDED                      YEAR ENDED
                                                                 DECEMBER 31,                        DECEMBER 31,
                                                                 ------------                        ------------
                                                            2003              2002              2003              2002
                                                            ----              ----              ----              ----
OPERATING ACTIVITIES
Net income (loss)                                        $  4,017         $   1,486         $   8,219         $ (15,614)
Adjustments to reconcile net income (loss)
  to net cash provided by operating activities:
 Depreciation and amortization                              2,775             3,212            11,181            10,477
 Provision for doubtful accounts and other
  receivable allowances                                       (44)              173               133             1,606
 Amortization of stock-based compensation                     752                31               817               221
 Amortization of intangible assets                            654               285             1,178             1,140
 Purchased in-process research and development                 --                --             4,524                --
 Non-cash restructuring charges                                --                --                --             1,887
 Gain on the sale of investments                               --                --              (121)             (154)
 Loss on disposal of property and equipment                    39                --                43               357
 Other                                                         47                 9               123               190
 Adjustment to acquisition allocation                          --              (710)               --              (710)
 Changes in operating assets and liabilities:
   Accounts receivable                                     (7,205)               18            (3,096)           (2,457)
   Prepaid expenses and other current assets                 (441)           (2,338)            4,068            (1,619)
   Other assets                                              (750)               49              (768)              595
   Accounts payable and other current liabilities             889             3,946             1,950             4,774
   Accrued restructuring charges                           (1,125)           (1,378)           (4,539)           10,374
   Accrued merger costs                                      (955)               --              (955)               --
   Deferred revenue                                         2,353             7,911            (2,258)           15,148
                                                         --------         ---------         ---------         ---------
     Net cash provided by operating activities              1,006            12,694            20,499            26,215

INVESTING ACTIVITIES
Purchases of property and equipment, net                     (811)           (1,546)           (2,569)           (6,911)
Purchases of investments                                  (37,399)          (19,834)         (193,019)         (240,184)
Sales and maturities of investments                        34,075            42,100           181,964           199,913
Acquisitions, net of cash acquired                              0                --           (30,279)               --
                                                         --------         ---------         ---------         ---------
     Net cash provided by (used in) investing
      activities                                           (4,135)           20,720           (43,903)          (47,182)

FINANCING ACTIVITIES
Proceeds from issuance of common stock, net of
 payments for repurchases                                   5,093               329            11,625             7,860
Repurchases and retirements of common stock                    --            (1,750)          (11,448)           (1,750)
                                                         --------         ---------         ---------         ---------
     Net cash provided by (used in) financing
      activities                                            5,093            (1,421)              177             6,110
                                                         --------         ---------         ---------         ---------
Effect of foreign currency translation                        225               395               540               783
Increase (decrease) in cash and cash equivalents            2,189            32,388           (22,687)          (14,074)
Cash and cash equivalents at beginning of period           80,714            73,202           105,590           119,664
                                                         --------         ---------         ---------         ---------
Cash and cash equivalents at end of period               $ 82,903         $ 105,590         $  82,903         $ 105,590
                                                         ========         =========         =========         =========